Exhibit 10.5

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40013 Contractor Change Number: SCT4013

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: February 06, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: SITE AREA MODIFIED FOR MATERIAL LAYDOWN STORAGE
The Agreement between the Parties listed above is changed as follows:

BACKGROUND:

To support the development of the Train 4 Work in conjunction with the current execution activities relating to Phase 1, Owner and Contractor mutually agreed to a parking and laydown strategy that eliminates the need for offsite parking and minimizes offsite laydown requirements. This approach includes establishing a new laydown area northeast of the eastern entrance to the Project and repurposing other designated areas to accommodate on‑site parking.

CHANGE:

Soil Improvements – For the area listed in Table 1 (Area Modified for Laydown-Storage), Contractor to perform all Work necessary to improve the soils in such a manner that Equipment and materials which require storage at the Site can be correctly stored until it can be incorporated into the Facility.

Table 1 – Areas Modified for Laydown-Storage

[***]

Attachments supporting this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (N/A)	$87,058,009
3)	The Contract Price prior to this Change Order was	$4,855,459,009
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$3,452,946
7)	The new Contract Price including this Change Order will be	$4,858,911,955
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40013_SCT4013 will be incorporated in Change Order EC40031_SCT4027 to be executed in 1Q-2026.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Maximum Cumulative Payment Schedule) resulting from this Change Order EC40013_SCT4013 will be incorporated in Change Order EC40031_SCT4027 to be executed in 1Q-2026.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor ATOwner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and~~
~~accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

February 6, 2026	February 6, 2026
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40033 Contractor Change Number SCT4026

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: February 6, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK - CURRENT INDEX VALUE UPDATES FOR Q4-2025 (T4)

BACKGROUND:

Pursuant to Section 1.2 of Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in Appendix 1 (Commodity Price Rise and Fall Payment Calculations) which are subject to Rise and Fall during the Transaction Period of Q4-2025 are:

•STAINLESS STEEL PIPE MATERIAL, PIPE, FLANGES
•CARBON STEEL PIPE, FITTINGS, FLANGES
•UAE FABRICATED STRUCTURAL STEEL

CHANGE:

1.Attachment KK, Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

Attachments:
•Attachment 1 – Attachment KK, Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
•Attachment 2 – Contract Price Adjustment Calculation

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$90,510,955
3)	The Contract Price prior to this Change Order was	$4,858,911,955
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$(536,473)
7)	The new Contract Price including this Change Order will be	$4,858,375,482
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC40033_SCT4026 will be incorporated in Change Order EC40031_SCT4027 to be executed in 1Q-2026.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Maximum Cumulative Payment Schedule) resulting from this Change Order EC40033_SCT4026 will be incorporated in Change Order EC40031_SCT4027 to be executed in 1Q-2026.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and~~
~~accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

February 6, 2026	February 6, 2026
Date of Signing	Date of Signing

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: June 7, 2025

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 4	CHANGE ORDER NUMBER: Owner EC Number: EC40031 Contractor Change Number: SCT4027

OWNER: Rio Grande LNG Train 4, LLC	EFFECTIVE DATE OF CHANGE ORDER: March 17, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT C UPDATE – UPDATE FOR Q1 2026 CHANGE ORDERS

BACKGROUND:

Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C. The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC40031_SCT4027. The respective adjustment to Contract Price was captured in the Change Orders.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

[***]

CHANGE:

The Agreement between the Parties listed above is changed as follows:

1.Attachment C, Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

2.Attachment C, Schedule C-2 (Payment Milestones) – This schedule shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

3.Attachment C, Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:

Attachment 1 – Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 2 –Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 3 –Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$4,768,401,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$89,974,482
3)	The Contract Price prior to this Change Order was	$4,858,375,482
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$4,858,375,482
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B] ~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and~~
~~accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

March 17, 2026	March 17, 2026
Date of Signing	Date of Signing